Employee Retirement Plan	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Employee Retirement Plan
16. Employee Retirement Plan
The Company maintains a
tax-deferred
savings plan (the “Retirement Plan”) in accordance with section 401(k) of the Internal Revenue Code of 1986, as amended, which became effective January 1, 1996. In general, all full-time employees who have attained age eighteen are eligible to participate in the Retirement Plan on the first day of the month following the date of hire. Under terms of the Retirement Plan, the Company makes matching contributions to eligible employee wage deferrals into the Retirement Plan. Matching contributions are subject to a vesting period. Additionally, the Company may, at its discretion, make additional contributions to the Retirement Plan.
For the years ended December 31, 2019 and 2020, employer contributions totaled $1.1 million and $1.3 million, respectively.